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                                 THE ARBOR FUND

                          GOLDEN OAK GROWTH PORTFOLIO
                           GOLDEN OAK VALUE PORTFOLIO
                 GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
                  GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
               GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO
                       (THE "GOLDEN OAK FAMILY OF FUNDS")

                       Supplement Dated October 15, 1997

                      to the Prospectus dated May 31, 1997

    This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.

    The fourth paragraph of "The Adviser" section on page 14 is amended and restated to read as follows:

       Richard C. Cross, Vice President and Trust Officer of the Adviser, began managing the Michigan Portfolio in October, 1997. He managed fixed income portfolios from 1982 to 1994 at The Dow Chemical Co. From 1994 to 1996 he was a financial consultant at Chemical Bank.

    The fifth paragraph of "The Adviser" section on page 14 is amended and restated to read as follows:

       Christopher W. Wheeler, Vice President and Trust Officer of the Adviser, has managed the Intermediate-Term Income Portfolio since February, 1996. He has managed the Adviser's fixed income portfolios and trust accounts since 1993.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CIT-F-006-06B